United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

March 8, 2022

Date of Report (Date of earliest event reported)

Lakeshore Acquisition II Corp.

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	333- 262381	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

667 Madison Avenue, New York, NY	10065
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (917)327-9933

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares	LBBB	The Nasdaq Global Market
Warrants	LBBBW	The Nasdaq Global Market
Rights	LBBBR	The Nasdaq Global Market
Units	LBBBU	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On March 11, 2022, Lakeshore Acquisition II Corp. (the “Company”) consummated its initial public offering (the “IPO”) of 6,900,000 units (the “Units”), which includes full exercise of the underwriter’s over-allotment option. Each Unit consists of one ordinary share of the Company, par value $0.0001 per share (the “Ordinary Shares”), one-half of one redeemable warrant (“Warrant”), with each whole Warrant entitling the holder thereof to purchase one Ordinary Share for $11.50 per share, and one right that entitles the holder thereof to receive one-tenth (1/10) of one Ordinary Share upon consummation of the Company’s initial business combination (“Right”). The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $69,000,000.

Of the net proceeds of the IPO and the sale of the Private Placement Units (as defined below), $70,035,000 has been deposited into a U.S. based trust account at Morgan Stanley Wealth Management, with Continental Stock Transfer & Trust Company acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its income tax obligations, the proceeds from the IPO and the sale of the Private Placement Units held in the trust account will not be released from the trust account until the earlier of: (1) the completion of the Company’s initial business combination within 12 months (or 15 months, if the time to complete a business combination is extended as described in the prospectus); (2) the redemption of 100% of the Company’s outstanding public shares if the Company has not completed an initial business combination in 12 months (or 15 months, as applicable); and (3) the redemption of any public shares properly tendered in connection with a shareholder vote to amend the Company’s amended and restated memorandum and articles of association (the “Amended and Restated Memorandum and Articles of Association”) (A) to modify the substance or timing of the Company’s obligation to allow redemption of public shares as described in the IPO prospectus or redeem 100% of the Company’s public shares if the Company does not complete its initial business combination within 12 months (or 15 months) or (B) with respect to any other provision relating to shareholders’ rights or pre-business combination activity.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statement on Form S-1 (File No. 333- 262381) related to the IPO, originally filed with the U.S. Securities and Exchange Commission (the “SEC”) on January 28, 2022 (as amended, the “Registration Statement”):

●	Underwriting Agreement, dated March 8, 2022, by and between the Company, Network 1 Financial Securities, Inc., as representatives of the underwriters, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

●	Warrant Agreement, dated March 8, 2022, by and between the Company and Continental Stock Transfer & Trust Company as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

●

Rights Agreement, dated March 8, 2022, by and between the Company and Continental Stock Transfer & Trust Company as rights agent, a copy of which is attached as Exhibit 4.2 hereto and incorporated herein by reference.

●	Letter Agreements, each dated March 8, 2022, one by and among the Company and its officers and directors, and the other by and between RedOne Investment Limited (the “Sponsor”) and the Company, copies of which are attached as Exhibit 10.1 and Exhibit 10.2 hereto and incorporated herein by reference.

●	Investment Management Trust Agreement, dated March 8, 2022, by and between the Company and Continental Stock Transfer & Trust Company as trustee, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

●	Registration Rights Agreement, dated March 8, 2022, by and among the Company and certain security holders, a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference.

●	Indemnity Agreement, dated as of March 8, 2022, by and amongst the Company and the officers and directors of the Company, a copy of which is attached as Exhibit 10.5, and incorporated herein by reference.

●	Private Placement Securities Subscription Agreement, dated March 8, 2022, by and between the Company and RedOne Investment Limited, a copy of which is attached as Exhibit 10.6 and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, the Company consummated a private placement (the “Private Placement”) in which the Sponsor, which purchased 351,500 private units (the “Private Placement Units”) at a price of $10.00 per Private Unit, generating total proceeds of $3,515,000. The Private Placement Units are identical to the Units sold in the IPO except that the Private Placement Units are subject to certain transfer restrictions. The Private Placement Units may not, subject to certain limited exceptions, be transferred, assigned or sold by the holders until 30 days after the completion of the Company’s initial business combination. The holders of the Private Placement Units were granted certain demand and piggyback registration rights in connection with the Private Placement.

The Private Placement Units were issued pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, as the transactions did not involve a public offering.

As of March 14, 2022, a total of $70,035,000 of the net proceeds from the IPO and the Private Placement were deposited in a trust account established for the benefit of the Company’s public shareholders. An audited balance sheet as of March 11, 2022 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement will be filed within 4 business days of the consummation of the IPO.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws

On March 8, 2022, in connection with the IPO, the Company filed its Amended and Restated Memorandum and Articles of Association. The terms of the Amended and Restated Memorandum and Articles of Association are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Company’s Amended and Restated Articles and Memorandum of Association is attached as Exhibit 3.1 hereto, and is incorporated by reference herein.

Item 7.01 Other Events.

On March 8, 2022, Lakeshore Acquisition II Corp. issued the press release attached hereto as Exhibit 99.1 to this Current Report on Form 8-K, announcing the pricing of the IPO.

On March 11, 2022, Lakeshore Acquisition II Corp. issued the press release attached hereto as Exhibit 99.2 to this Current Report on Form 8-K, announcing the closing of the IPO.

The information in this Item 7.01 (including the exhibits) shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, and is not incorporated by reference into any filing under the Securities Act or the Exchange Act.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated March 8, 2022, by and between the Company and Network 1 Financial Securities, Inc., as representatives of the underwriters

3.1	Amended & Restated Memorandum and Articles of the Company

4.1	Warrant Agreement, dated March 8, 2022, by and between the Company and Continental Stock Transfer & Trust Company

4.2	Rights Agreement, dated March 8, 2022, by and between the Company and Continental Stock Transfer & Trust Company

10.1	Letter Agreement, dated March 8, 2022, by and among the Company, its officers and directors

10.2	Letter Agreement, dated March 8, 2022, by and among the Company and the Sponsor

10.3	Investment Management Trust Agreement, dated March 8, 2022, by and between the Company and Continental Stock Transfer & Trust Company

10.4	Registration Rights Agreement, dated March 8, 2022, by and among the Company and certain security holders

10.5	Indemnity Agreement, dated as of March 8, 2022, by and between the Company and each of the officers and directors of the Company

10.6	Private Placement Securities Subscription Agreement by and between the Company and RedOne Investment Limited

99.1	Press Release dated March 8, 2022

99.2	Press Release dated March 11, 2022

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 14, 2022

LAKESHORE ACQUISITION II CORP.

By:	/s/ Deyin (Bill) Chen
Name:	Deyin (Bill) Chen
Title:	Chief Executive Officer

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